Exhibit 10.1

AMENDMENT NO. 4

TO

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 4 TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of this 28th day of March, 2012 (the “Amendment Date”), by and between CYPRESS SEMICONDUCTOR CORPORATION, a Delaware corporation (“Borrower”), and SILICON VALLEY BANK (“Bank”). Capitalized terms used herein without definition shall have the same meanings given them in the Loan Agreement (as defined below).

RECITALS

A. Borrower and Bank have entered into that certain Amended and Restated Loan and Security Agreement dated as of March 2, 2009 (as amended to date, the “Loan Agreement”), pursuant to which Bank agreed to extend and make available to Borrower certain advances of money.

B. Borrower desires that Bank amend the Loan Agreement to, among other things, increase the commitment amount.

C. Subject to the representations and warranties of Borrower herein and upon the terms and conditions set forth in this Amendment, Bank is willing to so amend the Loan Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing Recitals and intending to be legally bound, the parties hereto agree as follows:

1. Amendments to Loan Agreement.

1.1 Section 2.4 (Fees). Section 2.4 of the Loan Agreement is hereby amended by adding a new subsection (c) as follows:

“(c) “A fee (the “Unused Revolving Line Facility Fee”), payable quarterly in arrears, in an amount equal to 10 basis points (.10%) per annum of the average unused portion of the Revolving Line, as determined by Bank. Borrower shall not be entitled to any credit, rebate or repayment of any Unused Revolving Line Facility Fee previously earned by Bank pursuant to this Section notwithstanding any termination of the Agreement or the suspension or termination of Bank’s obligation to make loans and advances hereunder.”

1.2 Section 6.7 (Financial Covenants). Subsection (b) (Adjusted Quick Ratio) of Section 6.7 is hereby amended in its entirety as follows:

“(b) Adjusted Quick Ratio. A ratio of (A) unrestricted cash, cash equivalents, short and long term Investments and accounts receivable net of reserves to (B) Current Liabilities less the current portion of deferred revenue, of not less than 0.75:1.00 for the fiscal quarter ending March 31, 2012, and not less than 1.00:1.00 for all other fiscal quarters.”

1.3 Section 13 (Definitions). The definitions for the following terms are amended and restated in their entirety, and added, as follows:

“Committed Revolving Line” is an Advance or Advances not to exceed a principal amount outstanding at any time of $55,000,000.

“Maturity Date” is March 27, 2013.

Exhibit 10.1

AMENDMENT NO. 4

TO

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT – (Continued)

“Unused Revolving Line Facility Fee” is defined in Section 2.4(c).

2. BORROWER’S REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants that:

(a) immediately upon giving effect to this Amendment (i) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (ii) no Event of Default has occurred and is continuing;

(b) Borrower has the corporate power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

(c) the certificate of incorporation, bylaws and other organizational documents of Borrower delivered to Bank on the Original Closing Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

(d) the execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized by all necessary corporate action on the part of Borrower; and

(e) this Amendment has been duly executed and delivered by the Borrower and is the binding obligation of Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

3. LIMITATION. The amendments and modifications set forth in this Amendment shall be limited precisely as written and shall not be deemed (a) to be a waiver or modification of any other term or condition of the Loan Agreement or of any other instrument or agreement referred to therein or to prejudice any right or remedy which Bank may now have or may have in the future under or in connection with the Loan Agreement or any instrument or agreement referred to therein; or (b) to be a consent to any future amendment or modification or waiver to any instrument or agreement the execution and delivery of which is consented to hereby, or to any waiver of any of the provisions thereof. Except as expressly amended hereby, the Loan Agreement shall continue in full force and effect.

4. EFFECTIVENESS. This Amendment shall become effective upon the satisfaction of all the following conditions precedent:

4.1 Amendment. Borrower and Bank shall have duly executed and delivered this Amendment to Bank and Guarantor shall have duly executed and delivered a Reaffirmation in the form attached hereto.

4.2 Authorization. Borrower shall have delivered to Bank copies of resolutions of its board of directors authorizing the borrowing of the Committed Revolving Line, certified by a Responsible Officer of Borrower as of the date hereof.

Exhibit 10.1

AMENDMENT NO. 4

TO

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT – (Continued)

4.3 Payment of Bank Expenses. Borrower shall have paid all Bank Expenses (including all reasonable attorneys’ fees and reasonable expenses) incurred through the date of this Amendment.

5. COUNTERPARTS. This Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument. All counterparts shall be deemed an original of this Amendment.

6. INTEGRATION. This Amendment, the Loan Documents and any documents executed in connection herewith or pursuant hereto contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, offers and negotiations, oral or written, with respect thereto and no extrinsic evidence whatsoever may be introduced in any judicial or arbitration proceeding, if any, involving this Amendment or the Loan Documents; except that any financing statements or other agreements or instruments filed by Bank with respect to Borrower shall remain in full force and effect.

7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

BORROWER:	CYPRESS SEMICONDUCTOR CORPORATION a Delaware corporation

By:

Printed Name:

Title:

BANK:	SILICON VALLEY BANK

By:
Printed Name:
Title:

Exhibit 10.1

AMENDMENT NO. 4

TO

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT – (Continued)

ACKNOWLEDGEMENT, CONSENT AND

REAFFIRMATION OF GUARANTOR

The undersigned (a “Guarantor”) executed an Unconditional Guaranty in favor of SILICON VALLEY BANK (“Bank”) in respect of the Loan and Security Agreement, dated as of September 25, 2003 (as amended and restated as of March 2, 2009, and as may be further amended from time to time, the “Loan Agreement”), by and between CYPRESS SEMICONDUCTOR CORPORATION (“Borrower”) and Bank and hereby acknowledge that it has received a copy of, and has read, that certain Amendment No. 4 to Amended and Restated Loan and Security Agreement (“Amendment”) dated as of March 28, 2012, between Borrower and Bank. Guarantor (i) consents to all amendments and modifications made by the Amendment, (ii) reconfirms and ratifies the Unconditional Guaranty to which Guarantor is a party and (iii) agrees that such Unconditional Guaranty shall remain in full force and effect with respect to the Loan Agreement as amended by the Amendment and all obligations thereunder; and that the consent, amendments and modifications shall not act as a limitation on Guarantor’s liability under its Unconditional Guaranty.

Dated: March 28, 2012

Guarantor:	CYPRESS SEMICONDUCTOR (MINNESOTA), INC.

By:

Name:
Title:

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